                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   February 4, 1999
                                                  -----------------------


                           BJ's Wholesale Club, Inc.
         ------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


        001-13143                                       04-3360747
-------------------------                -------------------------------------
 (Commission File Number)                 (I.R.S. Employer Identification No.)



One Mercer Road
Natick, Massachusetts                                              01760
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(Address of Principal Executive Offices)                        (Zip Code)


                                (508) 651-7400
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On February 4, 1999, the Company and First Chicago Trust Company of New York (the "Rights Agent") entered into Amendment No. 1 to Rights Agreement ("Amendment No. 1") dated as of July 10, 1997 between the Company and the Rights Agent. In general, Amendment No. 1 amended the Rights Agreement, among other things, to: (i) eliminate provisions related to "Continuing Directors," (ii) eliminate provisions related to "Permitted Offers," (iii) amend the time period during which the Rights may be redeemed, and (iv) make certain other revisions.

     The foregoing description of the Rights Agreement and Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.
          --------

     See Exhibit Index attached hereto.

                                      -2-
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 5, 1999                           BJ'S WHOLESALE CLUB, INC.
                                         ----------------------------------
                                              (Registrant)



                                    By:  /s/ John J. Nugent
                                        ------------------------------------
                                          John J. Nugent
                                          President


                                      -3-
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                                 EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------

  10.1 Rights Agreement dated as of July 10, 1997 between the Company and First Chicago Trust Company of New York is incorporated herein by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A (File No. 001-13143)

  10.2 Amendment No. 1 to Rights Agreement, dated as of February 4, 1999, by and between the Company and First Chicago Trust Company of New York is incorporated herein by reference to Exhibit 2 to the Company's Amendment No. 1 to Registration Statement on Form 8-A/A (File No. 001-13143)

                                       1